                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 30, 2003
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               TALRAM CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                          000-49630           13-4168913
         --------                          ---------           ----------
(State or Other Jurisdiction of        Commission File       (I.R.S. Employer
Incorporation or Organization)               Number        Identification No.)


80 Wall Street, Suite 815, New York, New York 10005                08701
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                  212-344-1600
                                  ------------
               Registrant's telephone number, including area code



--------------------------------------------------------------------------------
          (Former Name or former Address, if Changed Since Last Report)


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Item 1- Changes in Control of Registrant

     On September 30, 2003, LR Investment Holdings, Ltd. purchased 470,000 shares of Talram common stock from existing shareholders, Schonfeld & Weinstein, L.L.P. and Adagio Trading Ltd. There are a total of 500,000 shares of Talram common stock issued and outstanding. As a result of this transaction, LR Investment Holdings, Ltd. owns 94% of the outstanding common stock of Talram Corporation.

Item 4- Changes in Registrant's Certifying Accountant

     (a)  Resignation of Kempisty & Company

          (i) On September 9, 2003, Kempisty & Company resigned as independent public accountant of Talram Corporation.

          (ii) The resignation was accepted by the Board of Directors of the Company.

          (iii)During Talram's most recent fiscal year ended December 31, 2001, and interim periods subsequent to December 31, 2001, there have been no disagreements with Kempisty & Company on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kempisty & Company, would have caused Kempisty & Company to make reference to such matter in connection with its report.

          (iv) During Talram's most recent fiscal year ended December 31, 2001, there has been no reportable events (as defined in Regulation S-K
               Item 304 (a) (1).

          (v) Kempisty & Company's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     Talram Corporation has furnished Kempisty & Company with a copy of the foregoing disclosure and requested Kempisty & Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Kempisty & Company to the Securities and Exchange Commission, dated February 12, 2004 is attached as an exhibit hereto.


     (b) Hiring of Randall Newman, Certified Public Accountant

     On September 30, 2004 the Audit Committee of the Board of Directors of Talram Corporation recommended the engagement of Randall Newman, CPA as Talram's independent public accountants for its fiscal year ending December 31, 2003. This decision was approved by the Board of Directors on the same date finalized between Talram Corporation and Randall Newman, CPA on December 5, 2004. During Talram Corporation's fiscal year ended December 31, 2001, and interim period subsequent to December 31, 2001, Talram Corporation has not consulted with Randall Newman, CPA on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with Talram Corporation's former auditor.


ITEM 7.  EXHIBITS

EXHIBIT  DESCRIPTION
NUMBER   -----------
------

     16 Letter from Kempisty & Company to the Securities and Exchange Commission, dated February 12, 2004.


                                       3
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


March 1, 2004                      Talram Corporation

                                   By /s/ Joel Schonfeld
                                   --------------------------------------------
                                   Name:  Joel Schonfeld
                                   Title: President and Chief Executive Officer

EXHIBIT  DESCRIPTION
NUMBER   -----------
------

     16 Letter from Kempisty & Company to the Securities and Exchange Commission, dated February 12, 2004.



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